UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2016

JA Energy

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54236

Nevada	27-3349143
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8250 W. Charleston Blvd. Suite 110, Las Vegas, NV	89117
(Address of principal executive offices)	(Zip Code)

702-544-0195

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant's Certifying Accountant.

(a) Dismissal of Seale and Beers, CPAs

On September 16, 2016 (the "Dismissal Date"), the Board of Directors of JA Energy (the “Registrant” or the “Company”) approved of the dismissal of Seale and Beers, CPAs as the Registrant’s independent registered public accounting firm.

The reports of Seale and Beers, CPAs on the Company’s financial statements for the years ended August 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle, except for an explanatory paragraph as to the Registrant’s ability to continue as a going concern for year ended August 31, 2015 and 2014.

During the years ended August 31, 2015 and 2014 and through September 16, 2016, the Company has not had any disagreements with Seale and Beers, CPAs on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Seale and Beers, CPAs satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended August 31, 2015 and 2014 and through September 16, 2016, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided Seale and Beers, CPAs with a copy of this disclosure and has requested that Seale and Beers, CPAs furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. The Registrant will file the letter requested from Seale and Beers, CPAs by amendment to this report when provided.

(b) Engagement of AMC Auditing

On September 16, 2016 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of and engaged AMC Auditing , 8250 W Charleston Blvd, Suite 110, Las Vegas, NV 89117, as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 - Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

			Incorporated by reference
Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
16.1	Letter from Seale & Beers, CPAs, dated September 20, 2016 to the U. S. Securities and Exchange Commission regarding statements included in this Form 8-K	X				1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JA ENERGY Registrant

Date: September 20, 2015	/s/ Barry Hall_____
Name: Barry Hall
Title: CEO/CFO